UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       ___________________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) January 30, 2004
                                                         ________________



                            BEVERLY ENTERPRISES, INC.
                ________________________________________________
               (Exact Name of Registrant as Specified in Charter)



          Delaware                     1-9550               62-1691861
 ______________________________      ___________         __________________
(State or Other Jurisdiction of      (Commission          (I.R.S. Employer
        Incorporation)               File Number)        Identification No.)



             One Thousand Beverly Way
             Fort Smith, Arkansas                         72919
     ______________________________________              ________
    (Address of Principal Executive Offices)            (Zip Code)


     Registrant's telephone number including area code      (479) 201-2000

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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 9.   Regulation FD Disclosure.

On January 30, 2004, Beverly Enterprises, Inc. (the "Company") announced that the previously announced acquisition of SunDance Rehabilitation has been terminated. The Company remains committed to growing its profitable rehabilitation business through prudent acquisitions and continued internal growth.


Exhibit 99.1* - Press Release of Beverly Enterprises, Inc. dated January 30,
2004.

*Furnished with this document

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 2, 2004.                   BEVERLY ENTERPRISES, INC.




                                           By: /s/ PAMELA H. DANIELS
                                               _________________________________
                                               Pamela H. Daniels
                                               Senior Vice President, Controller
                                               and Chief Accounting Office

                                  EXHIBIT INDEX


 Exhibit No.   Exhibit
 ___________   _______

    99.1       Press Release of Beverly Enterprises, Inc. dated January 30, 2004